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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  July 18, 2000

                               NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)


 Delaware                           000-21001                95-4090463
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(State or other juris-             (Commission              (IRS Employer
diction of incorporation)          File Number)           Identification No.)

27 Wormwood Street, Boston, Massachusetts                           02210
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (617) 737-0930



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On July 18, 2000, NMT Medical, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company has restructured the interim management team so as to allow the Office of the President to have more of the day-to-day operating responsibilities. Accordingly, Jeffrey R. Jay, M.D., the Chairman of the Board, and R. John Fletcher, a member of the Board, have each resigned as Acting Co-Chief Executive Officer. William J. Knight, Vice President of Finance and Administration and Chief Financial Officer, and Rudy Davis, Vice President of Sales and Marketing, will each continue to serve as Acting Co-President. The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits


Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated July 18, 2000, announcing the restructuring of the interim management team of NMT Medical, Inc.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2000           NMT Medical, Inc.
                              -----------------
                              (Registrant)

                              By: /s/ Randall W. Davis
                                 -----------------------------
                                 Name:  Randall W. Davis
                                 Title:  Acting Co-President

                                      -3-
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                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

  99.1 Press Release, dated July 18, 2000, announcing the restructuring of the interim management team of NMT Medical, Inc.